UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2021

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1 Water Street
Camden, NJ 08102-1658
(Address of principal executive offices, including zip code)
(856) 955-4001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange

Item 8.01.    Other Events.
On March 10, 2021, American Water Works Company, Inc. (the “Company”) announced that Bruce A. Hauk, Deputy Chief Operating Officer of the Company, has elected to resign from this position and any and all other positions with the Company’s subsidiaries. His resignation of employment with the Company will be effective March 12, 2021. Since becoming Deputy Chief Operating Officer on March 1, 2021, Mr. Hauk had no longer been serving as an executive officer of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated:	March 10, 2021	By:	/s/ M. SUSAN HARDWICK
M. Susan Hardwick
Executive Vice President and Chief Financial Officer
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